U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Form 8-K /A1

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
March 8 , 2013

FOREVER VALUABLE COLLECTIBLES, INC.
(Exact name of small business issuer as specified in its charter)

Colorado	000-53377	41-2230041
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer ID No.)

535 16th Street Suite 820
Denver, CO 80202
 (Address of principal executive offices)

(303) 573-1000
(Issuer's Telephone Number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01  Change in Registrant’s Certifying Accountant

On March 8 , 2013 the relationship between our Company and the firm of Borgers & Cutler CPA’s PLLC (“B&C”), our independent accountant who audited our financial statements for our fiscal year ended December 31, 2011 and 2010, was dismissed due to the dissolution of B&C. B&C had audited our financial statements for the fiscal year ended, December 31, 2011 and 2010 and reviewed our financial statements for the related interim periods.

In connection with the audit of our financial statements as of and for the fiscal year ended December 31, 2011 and 2010 , and all interim periods, there were no disagreements with B&C on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedures, which disagreements, if not resolved to the satisfaction of B&C, would have caused them to make reference in connection with its reports to the subject matter of the disagreements. None of the “reportable events” described in Item 304(a)(1)(iv) of Regulation S-K of the SEC’s rules and regulations have occurred during the fiscal years ended December 31, 2011 and 2010 or any subsequent interim period preceding the dismissal of B&C.

The audit report of B&C on our financial statements as of and for the year ended December 31, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles, except relevant to the audit report for the year ended December 31, 2011 and 2010 , which stated as follows:

“The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements the Company has suffered a loss from operations that raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.”

We have requested that B&C furnish us with a letter addressed to the Commission stating whether it agrees with the above statements. A copy of this letter is included herewith as Exhibit 16.2.

In addition, effective March 8, 2013, we approved the appointment of BF Borgers CPA PC (“Borgers PC”), as the Company’s independent registered public accountant , to audit our financial statement for our fiscal year ending December 31, 2012, and include such report as part of our annual report on Form 10-K for our fiscal year ending December 31, 2012.  Borgers PC accepted the appointment as of March 11, 2013.  This change in independent accountants was approved by our Board of Directors.  There were no consultations between us and Borgers PC prior to their appointment.

Item 9.01. Financial Statements and Exhibits.

(c). Exhibits.

Number	Exhibit

16.2	Letter from Borgers & Cutler CPA’s PLLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amended report to be signed on its behalf by the undersigned hereunto duly authorized.

FOREVER VALUABLE COLLECTIBLES, INC.
(Registrant)

Dated: March 15 , 2013	By:	/s/ Jodi K Stevens
Jodi K Stevens, CEO, CFO and Secretary